NASDAQ: AIRT Q4 FY21 Update AUG 2021 A PORTFOLIO OF POWERFUL COMPANIES

Statements in this document, which contain more than historical information, may be considered forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), which are subject to risks and uncertainties. Actual results may differ materially from those expressed in the forward-looking statements because of important potential risks and uncertainties, including, but not limited to, the risk that contracts with major customers will be terminated or not extended, future economic conditions and their impact on the Company's customers, the Company's ability to recover on its investments, including recently acquired companies, the timing and amounts of future orders under the Company's Global Ground Support subsidiary’s contracts, and risks and uncertainties related to business acquisitions, including the ability to successfully achieve the anticipated benefits of the acquisitions, inflation rates, competition, changes in technology or government regulation, information technology disruptions, and the impact of any future terrorist activities in the United States and abroad. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. The Company is under no obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Potential investors should review the Company’s risk factors contained in its reports filed with the Securities and Exchange Commission prior to investing. 2 SAFE HARBOR

3 ■ AIR T, INC. (NASDAQ: AIRT) is an industrious American company focused on generating after tax cash flow per share. ■ Founded in 1980, our businesses have a history of growth and cash flow generation. ■ Current management has been in place since 2013. The two largest shareholders have seats on the Board of Directors. WHO WE ARE OPERATING HIGHLIGHTS EXECUTIVE SUMMARY ■ AIR T, INC. operates 10 companies with 400+ employees. ■ For fiscal year end 2021, Revenues were $175.1 million and GAAP Operating Income was ($9.2) million. ■ Since 9/30/13, shares outstanding have declined from 3.7m* to 2.9m or 22.7%. *Adjusted for 3/2 stock split

1. About AIR T, INC. 2. FY21 Performance 3. Our Growth Factors 4. Appendix - Risk Factors 4 CONTENTS

5 ABOUT AIR T, INC.

We are an industrious American company established 40+ years and growing. 6 ■ Our businesses have a history of growth and cash flow generation. ■ We seek to identify and empower individuals and teams who will operate businesses well, increasing value over time. ■ We work to activate growth and overcome challenges, ultimately building businesses that flourish over the long-term. ■ Management has purchased a significant % of AIRT common stock in the open market, demonstrating real alignment with all common shareholders. ■ AIRT’s management team has a track record of successfully allocating capital.

“Investor-Operator Partnership” is designed to drive short and long-term value creation. 7 “We want our businesses to be managed by dynamic individuals within high-performance teams. We are set up to make space for dynamos and support their enterprises. The holding company team seeks to focus resources, activate growth and deliver long-term value for everyone associated with AIR T, INC.” - Nick NICK SWENSON CHAIRMAN & CEO

$175M 8 FY21 Revenue ($1.3M) FY21 Adj. EBITDA* 3 CORE SEGMENTS 10 COMPANIES 400+ EMPLOYEES OVERNIGHT AIR CARGO COMMERCIAL AIRCRAFT & ENGINES AVIATION GROUND SUPPORT EQUIPMENT *See Adjusted EBITDA reconciliation on slide 26

AIR T, INC. FY21 Highlights (For the Twelve-Month Period Ended 3/31/21) 9 FY Results ■ FY21 saw revenue declines across both our Air Cargo segment (down $9.0M) and Commercial Jet Engines and Parts segment (down $54.5M). Air Cargo segment revenues declined primarily due to lower third-party maintenance revenue, caused by the COVID-19 pandemic. Commercial Jet Engines and Parts segment revenue was down year over year consistent with significant declines in commercial aviation activity as a result of COVID- 19. ■ FY21 operating income was down $16.5M vs. FY20 driven primarily by lower profitability in our Commercial Jet Engines and Parts segment, offset by improved profitability in our Air Cargo Segment due to improved labor and overhead management and strong results at Global Ground Support. FY21 operating income was negatively impacted by $6.6M of non-cash impairments and inventory write-downs primarily related to our Commercial Jet Engines and Parts business units. FY21 FY20 Change Revenue $175.1M $236.8M ($61.7M) Operating Income ($9.2M) $7.3M ($16.5M) Adjusted EBITDA* ($1.3M) $9.0M ($10.3M) *See Adjusted EBITDA reconciliation on slide 26

SEGMENT 1

Commercial Aircraft & Engines

- We buy aircraft and engines, then either lease, trade, or send them to part out.
- We supply parts to maintenance, repair and overhaul facilities (MRO).
- Companies in this segment include Contrail Aviation Support, JetYard, AirCo, and Worthington Aviation.
- This segment has been the most heavily-impacted segment by COVID-19.

Revenue, FY21	$46.8M
Revenue, FY20	$101.3M
Operating Income, FY21	($10.9M)
Operating Income, FY20	$8.3M





A niche between aircraft owners and MRO shops, this segment will seek to grow by coordinating activities and raising investment capital.

AIRTINC A PORTFOLIO OF POWERFUL COMPANIES

10

Overnight Air Cargo 11 SEGMENT 2 ■ We operate two of the seven FedEx feeder airlines. ■ Business units Mountain Air Cargo and CSA Air have a 40 year history with FedEx. ■ Revenue decline primarily due to lower third-party maintenance offset by significantly improved operational metrics An asset-light, predictable business. Revenue, FY21 $66.3M Revenue, FY20 $75.3M Operating Income*, FY21 $2.2M Operating Income*, FY20 $0.7M Air T Companies Since 1982, 1983

Aviation Ground Support Equipment 12 SEGMENT 3 ■ We manufacture deicing equipment, scissor lift trucks and other ground support equipment. ■ Sole-source deicer supplier to the US Air Force for 18 years. ■ Highly efficient light manufacturing facility. ■ The segment is comprised of Global Ground Support LLC. Segment’s order backlog was $10.3 million as of 12/31/21 compared to $51.5 million 3/31/20 Revenue, FY21 $60.7M Revenue, FY20 $59.2M Operating Income*, FY21 $8.9M Operating Income*, FY20 $7.3M Air T Company Since 1998

■ On May 6th 2021, we launched our previously announced Aviation Asset Management fund. Through this fund we will launch with $108m of initial capitalization with upsize commitments of $300m. The new venture will focus on acquiring commercial aircraft and jet engines for leasing, trading and disassembly targeting current generation narrow-body aircraft and engines. This platform will seek to build on the comprehensive origination and asset management expertise at our 79%-owned subsidiary, Contrail Aviation. 13 Aircraft Capital Fund NEWS ■ On June 23, 2021 we announced that Air T will not extend the expiration date of the remaining outstanding warrants (AIRTW) on our 8% Trust Preferred Stock (AIRTP) beyond the current August 30th 2021 expiration date. Trust Preferred Warrants

■ Two of our core business segments saw significant impacts due to COVID-19. Our Commercial Jet Engines and Parts segment is directly tied to activity levels in the commercial aviation industry. A portion of our Air Cargo Segment revenue has historically been derived from aircraft maintenance revenue for parties other than FedEx. This area of the business saw a large decline due to COVID-19 in Fiscal 2021. and we would expect to rebound along with increased levels of commercial aviation activity that has been seen in recent months. ■ In April 2020 we secured a Paycheck Protection Program $8.2m loan under the CARES Act. The purpose of this loan is to maintain employee salaries through the economic disruption caused by COVID-19. This loan has a 1% interest rate, up to a 5-year maturity, and has the possibility of being forgiven upon application with the Treasury Department. We believe we have utilized these funds in ways that would make them eligible for forgiveness and as of June 2021, we have submitted our application for forgiveness. 14 COVID-19 Update NEWS

FY14 FY21 Commercial Aircraft & Engines Overnight Air Cargo Ground Support Equipment FINANCIAL HIGHLIGHTS Over the last seven years, revenue has increased 107% and is more diversified. 15 +107% $174M* $84M SEGMENTS REVENUE 62% 38% 38% 35% 27% *Excludes revenue in FY21 earned outside of our core segments.

Non-Operating Assets 16 AIR T, Inc’s balance sheet includes $12.5 million of public and private securities, as of 3/31/21. OTHER AIR T, INC. Non-Operating Assets (In Millions) 3/31/21 Insignia Systems (ISIG) Stock – 0.5M Shares* $4.3 CCI Investment $3.8 Investments in BCCM Funds $0.9 TFS Partners LLC Investment $0.6 Other Investments $2.9 Total $12.5 *Based on closing price at 7/9/21 8.87

17 CAPITALIZATION TABLE AIR T, INC.’s capital structure is designed to appropriately shape our bet sizes; in part by utilizing non-recourse leverage For example, AIR T guarantees Contrail’s bank loans to a maximum limit of $1.6 million. AIR T, INC. DIRECT & GUARANTEED Interest Rate Maturity Date 3/31/2021 Revolver ($17m Capacity) Greater of 2.5% or Prime - 1% 8/31/2021 -$ Term Loans 1mo LIBOR + 2%, 4.50% 1/1/2028 10.1 Corporate Headquarters Real Estate 1mo LIBOR + 2% 1/1/2028 1.5 Trust Preferred 8% 6/7/2049 14.3 Term Note E* Greater of 1mo LIBOR +1.5% and 2.5% 6/25/2025 4.7 PPP Loan 1% 12/24/2022 8.2 Contrail Guarantee 1.6 Total Direct & Guaranteed 40.4$ NON- AIR T, INC. GUARANTEED Contrail Revolver ($40m Capacity) 1mo LIBOR + 3.45% 9/5/2021 - Term 1mo LIBOR + 3.75% varies, 2021-2025 - Term Loan G (Main Street Loan) 1mo LIBOR + 3% 11/24/2025 43.6 Less Air T, Inc. Guarantee (1.6) Total Contrail 42.0 AirCo I (Main Street Loan) 1mo LIBOR + 3% 12/11/2025 6.2 Total Non-Air T, Inc. Guaranteed 48.2$ Less: Unamortized Debt Issuance Costs (1.1) Total Debt & Preferreds 87.5 Cash & Restricted Cash (15.9) Net Debt 71.5$ *cash secured loan

FINANCIAL HIGHLIGHTS 18 Since 9/30/2013, the share price of AIRT has increased at 21.7% per annum*. *Reporting period 9/30/13 to 8/13/21, includes $4M Trust Preferred dividend to common shareholders

FINANCIAL HIGHLIGHTS Since 1994, our company has had a history of long-term and sustained financial health. 19 Note: FY2017 contained large non-cash impairments and inventory write-downs tied to our investment in Delphax Technologies. FY21 results contained $6.6m of non-cash impairments and inventory write downs primarily related to our aircraft parts companies as a result of COVID-19. - 50 100 150 200 250 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Revenue ($ in Millions) (15) (10) (5) - 5 10 15 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Operating Income ($ in Millions)

20 GROWTH STRATEGIES

GROWTH STRATEGIES Our four growth strategies are... 21 ■ Invest to build our current high-performing businesses. ■ Seek to acquire new cash-flow generating businesses. ■ Identify great marketable securities or alternative assets. ■ Create unique investment products and fund alongside third- party capital partnerships.

GROWTH STRATEGY 1 We plan to reinvest in projects at our high-performing businesses by... 22 ■ Purchasing commercial aircraft for trading, leasing and part-out. ■ Purchasing engine parts inventory. ■ Funding deicer builds for Global Ground Support.

GROWTH STRATEGY 2 We seek to acquire new cash-flow generating businesses by... 23 ■ Identifying and acquiring high- performing businesses with edge in the marketplace, which either complement our current portfolio or diversify into industries beyond aviation.

GROWTH STRATEGY 3 We plan to identify great marketable securities or alternative assets by... 24 ■ Searching for another committed activist opportunity. ■ Investing in distressed and high yield securities. ■ Investing in small cap securities. ■ Further investing in our current securities portfolio.

GROWTH STRATEGY 4 We plan to create unique investment products with outside capital partners by... 25 ■ Offering thoughtful and sustainable products with attractive return profiles ■ Attracting and retaining sophisticated investment professionals and creating space for talented asset managers.

Adjusted EBITDA Reconciliation 26 FY Results FY21 FY20 Operating Income (GAAP) ($9.2M) 7.3M Depreciation (excluding leased engine depreciation) $1.2M $1.3M Asset Impairment, write-downs, restructuring $6.6M $0.0M Gain on sale of PP&E ($0.0M) ($0.0M) Security Issuance Expense $0.0M $0.4M Adjusted EBITDA ($1.3M) $9.0M

APPENDIX Risk Factors 27

The purchase of securities of Air T, Inc., the “Company,” is highly speculative and involves a very high degree of risk. An investment in the Company is suitable only for persons who can afford the loss of their entire investment. Accordingly, in making an investment decision with respect to the Company’s securities, investors should carefully consider all material risk factors, including the risks, uncertainties and additional information set forth below as well as set forth in (i) our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Currents Reports on Form 8-K, and our definitive proxy statements, all which are filed with the SEC, and (ii) our prospectus, filed as a part of our Registration Statement on Form S-3, which is filed with the SEC, and any supplement to the prospectus, including information in any documents subsequently incorporated by reference into the prospectus. Additional risks not presently known or are currently deemed immaterial could also materially and adversely affect our financial condition, results of operations, business and prospects. General Business Risks ● The novel coronavirus (COVID-19) and other possible pandemics and similar outbreaks could result in material adverse effects on our business, financial position, results of operations and cash flows. ● Market fluctuations may affect our operations. ● Labor inflation could impact our profitability. ● We could experience significant increases in operating costs and reduced profitability due to competition for skilled management and staff employees in our operating businesses. ● Legacy technology systems require a unique technical skillset which is becoming scarcer. ● Our business may be adversely affected by information technology disruptions. ● The failure of our information technology systems could adversely impact our reputation and financial performance. ● We may not be able to insure certain risks adequately or economically. ● Legal liability may harm our business. ● Our business might suffer if we were to lose the services of certain key employees. SUMMARY RISK FACTORS 28 For more detail and explanation, please see the Company’s S-3 filed with the SEC.

Risks Related to Our Segment Operations ● The operating results of our four segments may fluctuate, particularly our commercial jet engine and parts segment. ● Our Air Cargo Segment is dependent on a significant customer. ● Our dry-lease agreements with FedEx subject us to operating risks. ● Because of our dependence on FedEx, we are subject to the risks that may affect FedEx’s operations. ● A material reduction in the aircraft we fly for FedEx could materially adversely affect our business and results of operations. ● Sales of deicing equipment can be affected by weather conditions. ● We are affected by the risks faced by commercial aircraft operators and MRO companies because they are our customers. ● Our engine values and lease rates, which are dependent on the status of the types of aircraft on which engines are installed, and other factors, could decline. ● Upon termination of a lease, we may be unable to enter into new leases or sell the airframe, engine or its parts on acceptable terms. ● Failures by lessees to meet their maintenance and recordkeeping obligations under our leases could adversely affect the value of our leased engines and aircraft which could affect our ability to re-lease the engines and aircraft in a timely manner following termination of the leases. ● We may experience losses and delays in connection with repossession of engines or aircraft when a lessee defaults. ● Our commercial jet engine and parts segment and its customers operate in a highly regulated industry and changes in laws or regulations may adversely affect our ability to lease or sell our engines or aircraft. ● Our aircraft, engines and parts could cause damage resulting in liability claims. ● We have risks in managing our portfolio of aircraft and engines to meet customer needs. ● Liens on our engines or aircraft could exceed the value of such assets, which could negatively affect our ability to repossess, lease or sell a particular engine or aircraft. ● In certain countries, an engine affixed to an aircraft may become an addition to the aircraft and we may not be able to exercise our ownership rights over the engine. SUMMARY RISK FACTORS 29 For more detail and explanation, please see the Company’s S-3 filed with the SEC.

Risks Related to Our Segment Operations (continued) ● Higher or volatile fuel prices could affect the profitability of the aviation industry and our lessees’ ability to meet their lease payment obligations to us. ● Interruptions in the capital markets could impair our lessees’ ability to finance their operations, which could prevent the lessees from complying with payment obligations to us. ● Our lessees may fail to adequately insure our aircraft or engines which could subject us to additional costs. ● If our lessees fail to cooperate in returning our aircraft or engines following lease terminations, we may encounter obstacles and are likely to incur significant costs and expenses conducting repossessions. ● If our lessees fail to discharge aircraft liens for which they are responsible, we may be obligated to pay to discharge the liens. ● If our lessees encounter financial difficulties and we restructure or terminate our leases, we are likely to obtain less favorable lease terms. ● Withdrawal, suspension or revocation of governmental authorizations or approvals could negatively affect our business. Risks Related to Our Structure and Financing/Liquidity Risks ● Our holding company structure may increase risks related to our operations. ● A small number of stockholders has the ability to control the Company. ● An increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our cash flow and negatively affect the results of our business operations. ● Our inability to maintain sufficient liquidity could limit our operational flexibility and also impact our ability to make payments on our obligations as they come due. ● Future cash flows from operations or through financings may not be sufficient to enable the Company to meet its obligations. ● A large proportion of our capital is invested in physical assets and securities that can be hard to sell, especially if market conditions are poor. ● To service our debt and meet our other cash needs, we will require a significant amount of cash, which may not be available. ● If our cash flows and capital resources are insufficient to fund our debt service obligations, we may be forced to seek alternatives. SUMMARY RISK FACTORS 30 For more detail and explanation, please see the Company’s S-3 filed with the SEC.

Risks Related to Our Structure and Financing/Liquidity Risks (continued) ● The transition away from LIBOR may adversely affect our cost to obtain financing and may potentially negatively impact our interest rate swap agreements. ● Despite our substantial indebtedness, we might incur significantly more debt, and cash may not be available to meet our financial obligations when due or enable us to capitalize on investment opportunities when they arise. ● Future acquisitions and dispositions of businesses and investments are possible, changing the components of our assets and liabilities, and if unsuccessful or unfavorable, could reduce the value of the Company and its securities. ● We face numerous risks and uncertainties as we expand our business. ● Our business strategy includes acquisitions, and acquisitions entail numerous risks, including the risk of management diversion and increased costs and expenses, all of which could negatively affect the Company’s ability to operate profitably. ● Strategic ventures may increase risks applicable to our operations. ● Rapid business expansions or new business initiatives may increase risk. ● Our policies and procedures may not be effective in ensuring compliance with applicable law. ● Compliance with the regulatory requirements imposed on us as a public company results in significant costs that may have an adverse effect on our results. ● Deficiencies in our public company financial reporting and disclosures could adversely impact our reputation. Risks Related to Our Investment in Securities ● Our results of operations may be affected by the value of securities we hold for investment and we may be unable to liquidate our investments in a timely manner or at full value. SUMMARY RISK FACTORS 31 For more detail and explanation, please see the Company’s S-3 filed with the SEC.